SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       ALLIANCE SEMICONDUCTOR CORPORATION
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

- ----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

- ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

- ----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

- ----------------------------------------------------------------------------

(5)  Total fee paid:

- ----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

- ----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

- ----------------------------------------------------------------------------

(3)  Filing party:

- ----------------------------------------------------------------------------

(4)  Date filed:

- ----------------------------------------------------------------------------

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                       ALLIANCE SEMICONDUCTOR CORPORATION
                             3099 NORTH FIRST STREET
                         SAN JOSE, CALIFORNIA 95134-2006

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To Our Stockholders:

   Notice is hereby given that the Annual Meeting of Stockholders of ALLIANCE SEMICONDUCTOR CORPORATION (the "Company") will be held at the Company's principal office located at 3099 North First Street, San Jose, California on
Thursday, September 19, 1996 at 10:00 a.m., local time for the following purposes:

       1. To elect four (4) directors of the Company to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified or until their earlier resignation, death or removal. The Company's Board of Directors has nominated the following individuals to serve: Sanford L. Kane, Jon B. Minnis, C.N. Reddy and N. Damodar Reddy

       2. To approve the adoption of the Company's 1996 Employee Stock Purchase Plan and the reservation for issuance thereunder of an aggregate of 750,000 shares of the Company's Common Stock.

       3.  To  ratify  the  appointment  of  Price   Waterhouse  as  independent
   accountants for the Company for the current fiscal year.

       4. To transact any other business as may properly come before the meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on August 16, 1996 are entitled to notice of and to vote at the meeting and any adjournment thereof.


   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.


                                        By Order of the Board of Directors

                                        /s/ C. N. REDDY

                                        C. N. REDDY
                                        Senior Vice President--Engineering and
                                        Operations, and Secretary


San Jose, California
August 20, 1996

                       ALLIANCE SEMICONDUCTOR CORPORATION
                             3099 NORTH FIRST STREET
                         SAN JOSE, CALIFORNIA 95134-2006

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

   The accompanying proxy (the "Proxy") is solicited on behalf of the Board of Directors of ALLIANCE SEMICONDUCTOR CORPORATION, a Delaware corporation ("Alliance" or the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at 3099 North First Street, San Jose, California 95134-2006 on September 19, 1996 at 10:00 a.m., local time (the "Annual Meeting"). Only holders of record of the Company's Common Stock at the close of business on August 16, 1996 (the "Record Date") will be entitled to vote. At the close of business on that date, the Company expects to have 38,457,882 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. A majority, or 19,228,942 of these shares, will constitute a quorum for the transaction of business at the Annual Meeting. This Proxy Statement will be first mailed to stockholders on or about August 20, 1996.

REVOCABILITY OF PROXIES

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either by delivering to the Company (Attention: C. N. Reddy) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election as directors of all of the nominees described below ("Proposal No. 1"); FOR approval of the Company's 1996 Employee Stock Purchase Plan ("Proposal No. 2"); and FOR ratification of the appointment of Price Waterhouse as the Company's independent auditors for the fiscal year ending March 29, 1997 ("Proposal No. 3").

VOTING

   Holders of shares of Common Stock are entitled to one vote for each share held as of the Record Date. Shares of Common Stock may not be voted cumulatively. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals (but not on the election of directors) and will be counted as present for purposes of the item on which the abstention is noted. The aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the Annual Meeting, whether those stockholders vote "For," "Against," "Abstain" or give no instructions, will be counted for purposes of determining the minimum number of affirmative votes required to approve the actions proposed in Proposals Nos. 2 and 3, and the total number of shares cast "For" such proposal will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting on a matter by a stockholder present in person or represented by proxy at the meeting has the same effect as a vote "Against" the matter. In the event that a broker indicates on a Proxy that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter and will be considered a "broker non-vote."

   Each nominee to serve on the Company's Board of Directors to be elected must receive a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (provided a quorum is present). Votes "Withheld," as well as broker non-votes, will not contribute to the number of votes required to elect a director.

   Proposal Nos. 2 and 3 require for approval the affirmative vote of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at the Annual Meeting and entitled to vote (provided a quorum is present). Votes "Against" and "Abstain" will count toward the number of shares voted at the Annual Meeting, but will not contribute toward the required number of votes necessary to approve Proposal Nos. 2 and 3. Broker non-votes will not be counted toward the number of shares voted at the Annual Meeting, either in determining whether a quorum is present or in determining the number of affirmative votes necessary to approve Proposal Nos. 2 and 3.

   Unless otherwise instructed by the stockholder or described herein, each Proxy validly returned in the form accompanying this Proxy Statement that is not revoked will be voted in the election of directors "For" the nominees of the Board of Directors, and "For" Proposal Nos. 2 and 3 described in this Proxy Statement, and at the Proxy holder's discretion, on such other matters, if any, that may come before the Annual Meeting (including any proposal to adjourn the Annual Meeting).

   The expenses of soliciting Proxies in the enclosed form will be paid by the Company. Following the original mailing of the Proxy and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders to forward copies of the Proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of Proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or telegram.

                                PROPOSAL NO. 1

                            ELECTION OF DIRECTORS

   The Board of Directors of the Company (the "Board" or "Board of Directors") has nominated for election as directors each of the following persons to serve until the next annual meeting of stockholders and until his successor has been elected or until his earlier resignation, death or removal: Sanford L. Kane, Jon
B. Minnis, C.N. Reddy and N. Damodar Reddy. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the Company's nominees named below. Each of the nominees is currently a director of the Company. Assuming a quorum is present, the four nominees for election as directors who receive the greatest number of votes cast for the election of directors at the Annual Meeting will become directors at the conclusion of the tabulation of votes. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy or the Board will be reduced in accordance with the Bylaws of the Company. It is not expected that any nominee will be unable, or will decline, to serve as a director.


DIRECTORS/NOMINEES

   The names of the current members of the Board, who are also the Company's nominees for the Board, and certain information about them, are set forth below:


      NAME OF NOMINEE                                                                           DIRECTOR
       AND DIRECTOR             AGE                       PRINCIPAL OCCUPATION                   SINCE
- -------------------------       ---          ----------------------------------------------    ----------
N. Damodar Reddy(1)  .........   57          Chairman of the Board, Chief Executive Officer       1985
                                                and President of the Company
C.N. Reddy ...................   40          Senior Vice President--Engineering and               1985
                                                Operations, and Secretary of the Company
Jon B. Minnis(1)(2)(3)  ......   60          President of Milpitas Materials Company              1992
Sanford L. Kane(1)(2)(3) .....   54          President of Kane Concepts Incorporated              1993


- ----------
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.
(3) Member of the Stock Benefit Committee.


   N. Damodar Reddy and C.N. Reddy are brothers. There are no other family relationships among any of the directors or executive officers of the Company.

   N. Damodar Reddy co-founded the Company and has served as the Company's Chairman of the Board, Chief Executive Officer and President from its inception in February 1985. From September 1983 to February 1985, he served as President and Chief Executive Officer of Modular Semiconductor, Inc., and from 1980 to 1983, he served as manager of Advanced CMOS Technology Development at Synertek, Inc., a subsidiary of Honeywell, Inc. Prior to that time, Mr. Reddy held various research and development and management positions at Four Phase Systems, a subsidiary of Motorola, Inc., Fairchild Semiconductor and RCA Technology Center. He holds a M.S. degree in Electrical Engineering from North Dakota State University and a M.B.A. from Santa Clara University.

   C.N. Reddy co-founded the Company and has served as the Company's Vice President--Engineering and Secretary and a director since its inception in February 1985. In May 1993, he was appointed Senior Vice President--Engineering and Operations of the Company. From 1984 to 1985, he served as Director of Memory Products of Modular Semiconductor, Inc., and from 1983 to 1984, he served as SRAM product line manager for Cypress Semiconductor Corporation. From 1980 to 1983, Mr. Reddy served as a DRAM development manager for Texas Instruments, Inc. and, before that, he was a design engineer with National Semiconductor Corporation for two years. Mr. Reddy holds a M.S. degree in Electrical Engineering from Utah State University. C.N. Reddy is named inventor of over 15 patents related to SRAM and DRAM designs.

   Jon B. Minnis has served as a director of the Company since April 1992. For more than the past 29 years, he has been President of Milpitas Materials Company, a construction materials company. Mr. Minnis has also been involved in venture capital investment activities for high technology companies.

   Sanford L. Kane was elected to the Company's Board of Directors in June 1993. He currently serves as President of Kane Concepts Incorporated, a consulting company. From January 1993 to April 1995, he served as Chairman and Chief Executive Officer of Tower Semiconductor Ltd., a publicly held wafer fabrication company. From October 1990 to January 1992, he was President and Chief Executive Officer of PCO, Inc., a manufacturer of fiber optic electronic products. From July 1989 to June 1990, he was President and Chief Executive Officer of U.S. Memories, Inc., a joint venture that was intended to be a United States manufacturer of semiconductor memory devices. Prior to July 1989, Mr. Kane spent 27 years with IBM in various managerial and technical positions, most recently as Vice President of Industry Operations--General Technology Division. While at IBM, Mr. Kane served as a director of SEMATECH and the Semiconductor Industry Association.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

   BOARD OF DIRECTORS. During the fiscal year ended March 30, 1996 ("fiscal 1996"), the Board of Directors met twice and acted by unanimous written consent three times. Each incumbent director attended all of the meetings of the Board of Directors and of the committees of the Board on which he served.

   The Board of Directors has delegated certain authority to designated committees. Standing committees of the Board currently include an Audit Committee, a Compensation Committee and a Stock Benefit Committee, the current membership and duties of which are as set forth below.

AUDIT COMMITTEE        COMPENSATION COMMITTEE         STOCK BENEFIT COMMITTEE

Sanford L. Kane           Sanford L. Kane                Sanford L. Kane
 Jon B. Minnis             Jon B. Minnis                  Jon B. Minnis
                          N. Damodar Reddy

   AUDIT COMMITTEE. The Audit Committee exercises the following powers: (1) meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures; (2) reviews the general scope of the Company's annual audit and fees charged by the independent auditors; (3) reviews and monitors the performance of non-audit services provided by the independent auditors; and (4) reviews interested transactions between the Company and any of its affiliates and any other matter to be passed upon by an audit committee as a matter of law or pursuant to the rules and regulations of any stock exchange or other securities market upon which the Company's securities may be listed. The Audit Committee held one meeting in fiscal 1996.

   COMPENSATION  COMMITTEE.   The  Compensation  Committee  sets  all  non-stock
compensation for the Company's officers, employees and service providers, other than directors, and took action once in fiscal 1996.

   STOCK BENEFIT COMMITTEE. The Stock Benefit Committee administers the Company's 1992 Stock Option Plan, 1993 Directors Stock Option Plan and other stock benefit plans for officers, employees and other service providers; however, the Stock Benefit Committee does not administer discretionary stock benefit plans for directors. The Stock Benefit Committee acted by unanimous written consent sixteen times in fiscal 1996.

DIRECTORS' COMPENSATION

   Directors do not receive compensation for serving as members of the Company's Board of Directors, but are reimbursed for expenses incurred attending meetings of the Board. Messrs. Minnis and Kane, the Company's two non-employee members of the Board of Directors, were granted options to purchase 90,000 shares of Common Stock, each with an exercise price of $1.33 (as adjusted to reflect two three-for-two forward stock splits effected in the forms of one-for-two stock dividends by the Company in January 1995 and July 1995, respectively), in fiscal 1994. Each of these options vests in increments of 25% per year with the first such increment vesting on the one-year anniversary of the date of its grant. The Company issued no options to directors in fiscal 1996.

   On October 1, 1993, the Company adopted its 1993 Directors Stock Option Plan, under which 900,000 shares of Common Stock (as adjusted to reflect two three-for-two forward stock splits effected in the forms of one-for-two stock dividends by the Company in January 1995 and July 1995, respectively) are reserved for issuance. Under the 1993 Directors Stock Option Plan, independent directors are entitled to a specified number of options to purchase shares of Common Stock as a result of their appointment and subsequent service as directors. No stock has been issued pursuant to this Plan.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
                      OF EACH OF THE NOMINATED DIRECTORS.

                                PROPOSAL NO. 2

               APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN AND
          THE RESERVATION FOR ISSUANCE THEREUNDER OF AN AGGREGATE OF
                 750,000 SHARES OF THE COMPANY'S COMMON STOCK

   At the Annual Meeting, the Company's stockholders are being asked to approve the adoption of the Company's 1996 Employee Stock Purchase Plan (the "Purchase Plan") and the reservation for issuance thereunder of an aggregate of 750,000 shares of the Company's Common Stock. The Purchase Plan provides for employee purchases of the Company's Common Stock through accumulated payroll deductions, and is a continuation of the Company's policy of equity ownership by employees as an incentive for employees to exert maximum efforts for the success of the Company.

GENERAL

   The Purchase Plan was adopted by the Board of Directors in July, 1996. A total of 750,000 shares of Common Stock has been reserved for issuance under the Purchase Plan. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Purchase Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employment Retirement Income Security Act of 1974, as amended ("ERISA").

PURPOSE

   The purpose of the Purchase Plan is to provide employees of the Company (and any of its majority-owned subsidiaries designated by the Board of Directors) who participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through payroll deductions.

ADMINISTRATION

   The Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board of Directors. All questions of interpretation of the Purchase Plan are determined by the Board of Directors or its committee, and its decisions are final and binding upon all participants. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") pursuant to Rule 16b-3 promulgated thereunder (or any successor rule or provision).

ELIGIBILITY

   Any person who is customarily employed by the Company (or any of its majority-owned subsidiaries designated by the Board of Directors) for at least 20 hours per week and more than five months in any calendar year is eligible to participate in the Purchase Plan, provided that the employee is employed on the first day of an Offering Period (as defined below) and subject to certain limitations imposed by Section 423(b) of the Code. See "Purchase of Stock; Exercise of Option."

OFFERING DATES

   In general, the Purchase Plan will be implemented by a series of twelve month offering periods ("Offering Periods") commencing on or about February 16 and August 16 of each year (or at such other times as may be determined by the Board of Directors), each of which shall consist of two (2) consecutive purchase periods of six months' duration ("Purchase Periods") with the last day of each Purchase Period being designated a "Purchase Date." A Purchase Period commencing on February 16 shall end on the next August 15. A Purchase Period commencing on August 16 shall end on the next February 15. The first Offering Period will commence on October 1, 1996 and end on August 15, 1997, of which the first Purchase Period will end on February 15, 1997 and the second Purchase Period will end on August 15, 1997. The Board of Directors has the power to change the duration and/or frequency of the Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

PARTICIPATION IN THE PLAN

   Eligible employees may participate in the Purchase Plan by completing a subscription agreement in the form provided by the Company and filing it with the Company at least five (5) business days prior to the first business day of the applicable Offering Period, unless a later time for filing the subscription agreement is set by the Board for all eligible employees with respect to a given offering. The subscription agreement currently authorizes payroll deductions of up to ten per cent (10%) of the participant's eligible compensation.

PURCHASE PRICE

   The purchase price per share at which shares are sold under the Purchase Plan is eighty-five per cent (85%) of the lower of the fair market value of the Common Stock on (a) the date of commencement of the Offering Period (the "Offering Date") or (b) the applicable Purchase Date. The fair market value on a given date shall be determined by the Board in its discretion based on the closing price of the Common

Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

   The purchase price of the shares is accumulated by payroll deductions during the applicable Offering Period. The deductions may be up to ten per cent (10%) of a participant's eligible compensation received on each payday during the Offering Period. Eligible compensation is defined in the Purchase Plan to include the regular straight time gross earnings and commissions, and shall not include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses or other compensation. A participant may discontinue his or her participation in the Purchase Plan at any time during the Offering Period prior to a Purchase Date, and may decrease the rate of his or her payroll deductions once during the Offering Period by completing and filing a new subscription agreement. Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided below under "Withdrawal." No interest accrues on the payroll deductions of a participant in the Purchase Plan.

PURCHASE OF STOCK; EXERCISE OF OPTION

   By executing a subscription agreement to participate in the Purchase Plan, the participant is entitled to have shares placed under option. The maximum number of shares placed under option to a participant in an Offering Period is the number determined by dividing $25,000 by the fair market value of one share of the Company's Common Stock on the Offering Date. Within this limit, the number of shares purchased by a participant will be determined by dividing the amount of the participant's total payroll deductions for such offering accumulated prior to the Purchase Date by the lower of (i) eighty-five per cent (85%) of the fair market value of the Common Stock on the Offering Date, or (ii) eighty-five per cent (85%) of the fair market value of the Common Stock on the Purchase Date. See "Payment of Purchase Price; Payroll Deductions" for additional limitations on payroll deductions. Unless the participant's participation is discontinued, each participant's option for the purchase of shares will be exercised automatically on each Purchase Date at the applicable price. See "Withdrawal." Notwithstanding the foregoing, no participant shall be permitted to subscribe for shares under the Purchase Plan if immediately after the grant of the option he or she would own five per cent (5%) or more of the combined voting power or value of all classes of stock of the Company or of a parent or of any of the Company's subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor shall any participant be granted an option which would permit the participant to buy pursuant to the Purchase Plan (or any other employee stock purchase plan described in Section 423 of the Code) more than $25,000 of fair market value of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an Offering Period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the available shares shall be made in as equitable a manner as is practicable.

WITHDRAWAL

   Although each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest may be decreased once during any Offering Period by completing and filing a new subscription agreement with the Company. In addition, a participant's interest may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month period prior to a Purchase Date under the Purchase Plan, unless the subscription agreement was made irrevocable by the participant (at his or her own election).

   Any withdrawal by the participant of accumulated payroll deductions for a given Offering Period automatically terminates the participant's interest in that Offering Period. In effect, the participant is given an installment option, for a maximum number of shares, which may or may not be exercised at the end of each six-month Purchase Period. However, unless the participant actively withdraws from the Offering Period, the option will be exercised automatically at the end of each Purchase Period, and the maximum number of full shares purchasable (within the limits of the Purchase Plan) with the participant's accumulated payroll deductions will be purchased for that participant at the applicable price.

   A participant's withdrawal from an Offering Period does not have an effect upon such participant's eligibility to participate in subsequent Offering Periods under the Purchase Plan; however, the participant may not re-enroll in the same Offering Period after withdrawal.

AUTOMATIC WITHDRAWAL

   If the fair market value of the shares on the first Purchase Date of an Offering Period is less than the fair market value of the shares on the Offering Date for such Offering Period, then every participant shall automatically (i) be withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of shares for such Purchase Period, and (ii) be enrolled in the Offering Period commencing on the first business day subsequent to such Purchase Period.

TERMINATION OF EMPLOYMENT

   Upon termination of the participant's continuous status as an employee prior to the Exercise Date of an Offering Period for any reason, including retirement or death, the contributions credited to his or her account (and not previously used for the exercise of options pursuant to the Purchase Plan) will be returned to him or her, without interest, or, in the case of his or her death, to the person or persons entitled thereto, and his or her option will be automatically terminated.

   In the event an employee fails to remain in continuous status as an employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Purchase Plan and the contributions credited to his or her account (and not previously used for the exercise of options pursuant to the Purchase Plan) will be returned to him or her, without interest, and his or her option will be automatically terminated.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS

   In the event any change, such as a stock split or stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made in the number of shares subject to purchase and the purchase price per share covered by each option not yet exercised, and in the number of shares of Common Stock that have been authorized for issuance under the Purchase Plan but have not yet been placed under option. In the event of the proposed dissolution or liquidation of the Company, each option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors.

   In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board of Directors determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in the Purchase Plan. An option granted under the Purchase Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board of Directors may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

   The Board of Directors may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number of shares subject to purchase and the purchase price per share covered by each option not yet exercised, and in the number of shares of Common Stock that have been authorized for issuance under the Purchase Plan but have not yet been placed under option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

NONTRANSFERABILITY

   No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

REPORTS

   Individual accounts will be maintained for each participant in the Purchase Plan. Each participant shall receive promptly following each Purchase Date a report of such participant's account setting forth the total amount of payroll deductions accumulated, the per share purchase price and the number of shares purchased and the remaining cash balance, if any.

TERM OF PLAN

   The Purchase Plan became effective upon its approval by the Board of Directors, but the first Offering Period will not commence until the Purchase Plan has been approved by the stockholders of the Company. The Purchase Plan shall continue in effect for a term of twenty (20) years unless sooner terminated.

AMENDMENT AND TERMINATION OF THE PLAN

   The Board of Directors may at any time amend or terminate the Purchase Plan. Except as provided under "Adjustments Upon Changes in Capitalization; Corporate Transactions," such termination shall not affect options previously granted nor may any amendment make any change in any option granted prior thereto which adversely affects the rights of any participant. Except as provided in
"Adjustments upon Changes in Capitalization; Corporate Transactions," no amendment may be made to the Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, permit a new class of employees to participate in the Purchase Plan or make any other change to the Purchase Plan for which stockholder approval is required to comply with Section 16 of the Exchange Act, Rule 16b-3 promulgated thereunder or under Section 423 of the Code (or any successor provisions thereto).

FEDERAL INCOME TAX ASPECTS OF THE PURCHASE PLAN

   THE FOLLOWING IS A GENERAL SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE PURCHASE AND SALE OF SHARES UNDER THE PURCHASE PLAN. THE SUMMARY DOES NOT PURPORT TO BE COMPLETE. MOREOVER, THE SUMMARY IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS AS OF THE DATE HEREOF. BECAUSE THE CURRENTLY APPLICABLE RULES ARE COMPLEX, THE TAX LAWS MAY

CHANGE AND THE INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PARTICIPANT. THE FOREGOING DOES NOT DISCUSS THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR NON-U.S. TAXING JURISDICTION OR GIFT, ESTATE OR OTHER LAWS OTHER THAN U.S. FEDERAL INCOME TAX LAW. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE PURCHASE PLAN.

   General Tax Information. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify for the federal income tax treatment provided to employee stock purchase plans and their participants under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in a manner that depends upon the holding period of the shares. If the shares are sold or otherwise disposed of (including by gift) more than two years from the first day of the offering period and more than one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to fifteen per cent (15%) of the fair market value of the shares as of the first day of the offering period. Any additional gain or loss will be treated as long-term capital gain or loss. If the shares are sold or otherwise disposed of (including by gift) before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on whether or not the disposition occurs more than one year after the date the shares are purchased. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by a participant upon a sale or disposition of shares prior to the expiration of the holding periods described above. Capital losses are allowed in full against capital gains plus $3,000 of other income.

   The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE
               PURCHASE PLAN AND THE RESERVATION OF 750,000 SHARES
                    OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                                PROPOSAL NO. 3

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Board of Directors has appointed Price Waterhouse as the Company's independent accountants for the fiscal year ending March 29, 1997, and the stockholders are being asked to ratify such selection. Price Waterhouse has been engaged as the Company's independent accountants since the Company's inception in 1985. Representatives of Price Waterhouse are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF PRICE WATERHOUSE
                    AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information that has been provided to the Company with respect to beneficial ownership of shares of the Company's Common
Stock as of June 30, 1996 for (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each executive officer or former executive officer of the Company named in the Summary Compensation Table, (iii) each director of the Company and (iv) all directors and executive officers of the Company as a group.

                                                                         SHARES BENEFICIALLY
                                                                              OWNED(1)(2)
                                                                      -------------------------
                   NAME OF BENEFICIAL OWNER                              NUMBER     PERCENT (%)
- -------------------------------------------------------------         ------------  -----------
C.N. Reddy(3) ....................................................       7,951,250      20.3
N. Damodar Reddy(4) ..............................................       7,980,150      20.4
State of Wisconsin Investment Board(5) ...........................       3,285,000       8.3
Jon B. Minnis(6) .................................................       1,102,500       2.9
Kamal Gunsagar(7) ................................................         236,250        *
Ajit Medhekar(8) .................................................         196,875        *
Sid Agrawal(9) ...................................................          95,000        *
Sanford L. Kane(10) ..............................................          67,500        *
Phil Richards(11) ................................................          18,750        *
All executive officers and directors (and the former
 executive officer named in the Summary Compensation Table)
 as a group (9 persons)(12) ......................................      17,813,275      44.5


- ----------
   * Less than 1%
 (1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and sole investment power with respect to all shares of Common Stock shown in the table to be beneficially owned by them, subject to community property laws where applicable.
 (2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days upon the exercise of options. Each stockholder's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within sixty (60) days of June 30, 1996 have been exercised.
 (3) Includes 67,500 shares held of record by C.N. Reddy Investments, Inc., of which C.N. Reddy is the sole shareholder, and 675,000 shares subject to options exercisable within sixty (60) days of June 30, 1996. The address of C.N. Reddy is c/o Alliance Semiconductor Corporation, 3099 North First Street, San Jose, California 95134.
 (4) Includes 165,000 shares held of record by N.D.R. Investments, Inc., of which N. Damodar Reddy is the sole shareholder, and 675,000 shares subject to options exercisable within sixty (60) days of June 30, 1996. The address of N. Damodar Reddy is c/o Alliance Semiconductor Corporation, 3099 North First Street, San Jose, California 95134.
 (5) Represents shares held as of May 31, 1996, based on the Company's knowledge after investigation, but without verification from the State of Wisconsin Investment Board.
 (6) Includes 1,035,000 shares owned of record by Milpitas Materials Company, of which Mr. Minnis is the President and a shareholder, and 22,500 shares subject to options exercisable within sixty (60) days of June 30, 1996. The address of Mr. Minnis is c/o Milpitas Materials Company, P.O. Box 360003, 1125 N. Milpitas Boulevard, Milpitas, California 95035.
 (7) Includes 11,250 shares subject to options exercisable within sixty (60) days of June 30, 1996.
 (8) Represents shares owned as of October 26, 1995. Mr. Medhekar commenced leave from the Company in May 1995 and resigned from the Company effective September 1995.
 (9) Includes 16,875 shares subject to options exercisable within sixty (60) days of June 30, 1996.
(10) Represents shares subject to options exercisable within sixty (60) days of June 30, 1996.
(11) Represents shares subject to options exercisable within sixty (60) days of June 30, 1996.
(12) Includes 1,576,875 shares subject to options exercisable within sixty (60) days of June 30, 1996.

                                       10


                             EXECUTIVE COMPENSATION

   The following table sets forth certain information concerning compensation of
(i) the Company's Chief Executive Officer, (ii) the four other most highly compensated executive officers of the Company serving at March 30, 1996 and
(iii) one former executive officer of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG TERM
                                                                                                 COMPENSATION
                                                     ANNUAL COMPENSATION                             AWARDS
                                              ---------------------------------------         ---------------------
                                                                            OTHER
                                                             BONUS       COMPENSATION         SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION           YEAR    SALARY ($)     ($)(1)         ($)(2)              OPTION(S) (#)(3)
- ---------------------------          ------   ----------    --------    --------------        ---------------------
N. Damodar Reddy ...............      1996      286,745         --             --                       --
 President and Chief                  1995      249,043         --           215,218                    --
 Executive Officer                    1994      228,131         --             --                     900,000

C.N. Reddy .....................      1996      262,998         --             --                       --
 Senior Vice President--              1995      240,057         --           152,085                    --
 Engineering and Operations           1994      219,006         --             --                     900,000

Sid Agrawal ....................      1996      108,945       16,000           --                       --
 Vice President--Marketing            1995       95,960       16,000           --                       --
                                      1994       92,700       16,000           --                      67,500

Kamal Gunsagar .................      1996      133,293         --             --                      45,000
 Vice President--Contract             1995      120,361         --             --                       --
 Manufacturing                        1994      110,000         --             --                       --

Phil Richards(4) ...............      1996      108,433       26,750           --                      75,000
 Vice President--Sales

Ajit K. Medhekar ...............      1996       29,424         --            28,288                     --
 Vice President--Memory               1995      131,533         --             --                       --
 Products(5)                          1994      115,000         --             --                     112,500


- ----------
(1) Represents bonuses earned for services rendered during the fiscal year listed, even if paid after the end of the fiscal year.
(2) Perquisites are excluded as their aggregate value did not meet the reporting threshold of the lesser of $50,000 or ten per cent (10%) of the individual's salary plus bonus. Represents compensation as a result of reductions in the principal balance of loans from the Company.
(3) To the extent applicable, as adjusted to reflect the three-for-two forward stock splits effected in the forms of one-for-two stock dividends by the Company in January 1995 and July 1995, respectively.
(4) Mr. Richards joined the Company in June 1995.
(5) Mr. Medhekar commenced leave from the Company in May 1995 and resigned from the Company effective September 1995.



                        OPTION GRANTS IN LAST FISCAL YEAR

   The following table provides information concerning each grant of options to purchase the Company's common stock made during the fiscal year 1996 to the named executive officers:

                                                                                                       POTENTIAL
                                                                                                  REALIZABLE VALUE AT
                                                                                                     ASSUMED ANNUAL
                                                                                                        RATES OF
                                                                                                      STOCK PRICE
                                         INDIVIDUAL GRANTS                                           APPRECIATION
               ------------------------------------------------------------------------------   FOR OPTION TERM ($)(1)
                  # OF SECURITIES     % OF TOTAL OPTIONS                                       ---------------------
                UNDERLYING OPTIONS   GRANTED TO EMPLOYEES     EXERCISE PRICE     EXPIRATION
      NAME          GRANTED(2)        IN FISCAL YEAR (%)     PER SHARE ($)(3)       DATE            5%        10%
- --------------  ------------------   --------------------    ----------------   ------------    --------- ---------
Kamal Gunsagar         45,000                3.05                 10.625(4)       05/08/00       111,096   240,981
Phil Richards          75,000                5.08                 10.625(5)       06/12/00       189,765   412,639


- ----------
(1) There is no assurance provided to any executive officer or to any other optionee that the actual stock price appreciation over the option term will be at the assumed five per cent (5%) and ten per cent (10%) levels set forth on the table or at any other defined level. Unless the market price of the Common Stock of the Company does in fact appreciate over the option term, no value will be realized from the options grants made to the executive officers or to any other optionee.
(2) Each of the options reported on this table were granted in fiscal 1996 and originally became exercisable as to twenty-five per cent (25%) of the shares underlying the option, in four equal annual installments commencing one year from the date of grant. The reported share amounts have been adjusted to reflect the three-for-two forward stock split effected in the form of a one-for-two stock dividend by the Company in July 1995. Each of the reported options is an incentive stock option ("ISO") to the extent it does not exceed applicable limits set by the tax laws. For each option that exceeds such limits, the number of shares underlying the option grant is allocated between two options, the first an ISO up to the applicable limits set by the tax laws, and the second a non-statutory option for the balance of the shares. In each case, vesting continues only so long as employment with the Company or one of its subsidiaries (or in the case of non-statutory stock option, one of the Company's affiliates) continues. In January 1996, the options reported on this table were canceled and replaced with options having a lower exercise price, as described in the following footnotes and in "Option Repricings," below, and in "Stock Benefit Committee Report on Repriced Options," below.
(3) The exercise price may be paid in cash or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price.
(4) The original exercise price for these options was $25.833 per share (as adjusted to reflect the three-for-two forward stock split effected in the form of a one-for-two stock dividend by the Company in July 1995). On January 26, 1996, these options were repriced to have an exercise price of $10.625 per share.
(5) The original exercise price for these options was $28.333 per share (as adjusted to reflect the three-for-two forward stock split effected in the form of a one-for-two stock dividend by the Company in July 1995). On January 26, 1996, these options were repriced to have an exercise price of $10.625 per share.



                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

   The following table sets forth information concerning shares acquired on exercise of stock options during fiscal 1996 and the value of stock options held at the end of fiscal 1996 by each of the executive officers named in the Summary
Compensation Table above.


                                                                  NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                           SHARES            VALUE               AT FISCAL YEAR-END (#)         AT FISCAL YEAR-END ($)(2)
                        ACQUIRED ON         REALIZED       -------------------------------   -------------------------------
       NAME             EXERCISE (#)         ($)(1)         EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- ----------------       -------------       -------------   -------------   ---------------   -------------   ---------------
N. Damodar Reddy.....       --                   --          450,000           450,000          3,671,235       3,671,235
C.N. Reddy ..........       --                   --          450,000           450,000          3,671,235       3,671,235
Sid Agrawal .........     88,125            1,450,189           --             101,250              --            926,529
Kamal Gunsagar  .....    225,000            1,902,488           --              45,000              --               --
Ajit Medhekar  ......    106,875            3,699,622           --                --                --               --
Phil Richards  ......       --                   --             --              75,000              --               --


- ----------
(1) "Value Realized" represents the fair market value of the shares underlying the option on the date of exercise less the aggregate exercise price, and may not be realized upon the sale of the shares underlying the option.
(2) These values have not been and may never be realized. They are based on the difference between the respective exercise prices of outstanding stock options and the closing price of the Company's Common Stock on March 29, 1996 of $9.625 per share.



                                OPTION REPRICINGS

   The following table sets forth information concerning the repricing or amendment of certain options held by the Company's executive officers during the last fiscal year:

                                       NUMBER OF
                                       SECURITIES                                                                  LENGTH OF
                                       UNDERLYING     MARKET PRICE OF     EXERCISE PRICE                       ORIGINAL OPTION
                                        OPTIONS       STOCK AT TIME OF      AT TIME OF                         TERM AT DATE OF
                                      REPRICED OR       REPRICING OR       REPRICING OR      NEW EXERCISE         REPRICING OR
      NAME                 DATE       AMENDED (#)      AMENDMENT ($)      AMENDMENT ($)       PRICE ($)            AMENDMENT
- --------------          ---------    -------------   ----------------    --------------    --------------     -----------------
Kamal Gunsagar....       1/26/96        45,000           10.625              25.833             10.625         4 years, 104 days
Phil Richards.....       1/26/96        75,000           10.625              28.333             10.625         4 years, 138 days


                              CERTAIN TRANSACTIONS


   In July 1993, the Company entered into a consulting agreement with Kane Concepts Incorporated, a corporation owned by Sanford L. Kane, a director of the Company ("Kane Concepts"), pursuant to which Kane Concepts agreed to perform such consulting services as the Company requested, but no more than 10 hours per month or 100 hours per year. The Company agreed to pay Kane Concepts $20,000 per year plus expenses for services rendered under the consulting agreement. The agreement of Kane Concepts to provide consulting services was not a condition to Mr. Kane's retention as a director. The agreement was terminated effective March 1996.

   In June 1995, the Company loaned Phil Richards, the Company's Vice President--Sales, $80,000. Mr. Richards has executed a promissory note in favor of the Company with respect to this loan. Pursuant to the promissory note, Mr. Richards agreed to pay the balance in four equal annual installments, together with interest at a rate of seven per cent (7%) per annum, commencing June 14, 1996. In May 1996, Mr. Richards repaid to the Company the sum of $82,000, in cancellation of the promissory note. The largest amount of indebtedness under this note was $84,956. In October 1995, the Company loaned Phil Richards $155,000. Mr. Richards has executed a promissory note in favor of the Company with respect to this loan. Pursuant to the promissory note, Mr. Richards agreed to pay the balance in five equal annual installments, together with interest at a rate of seven per cent (7%) per annum, commencing October 11, 1996. No payments have been due or made to date with respect to this note, and to date the largest amount of aggregate indebtedness under this note is $158,680.

   In July 1996, the Company loaned Kamal Gunsagar, the Company's Vice President--Contract Manufacturing, $350,000. Mr. Gunsagar has executed a promissory note in favor of the Company with respect to this loan. Pursuant to the promissory note, Mr. Gunsagar agreed to pay the Company $100,000 of the principal amount thereunder, plus interest at the rate of six and four one-hundredths per cent (6.04%) per annum, on October 1, 1996. The remaining principal balance of $250,000 shall be due and payable pursuant to the promissory note in four equal semi-annual installments, commencing July 1, 1997, together with interest at the above rate. No payments have been due or made to date with respect to this note, and to date the largest amount of aggregate indebtedness under this note is $351,947.

                       REPORT ON EXECUTIVE COMPENSATION

   Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this section entitled "Report on Executive Compensation" shall not be incorporated by reference into any such filings or into any future filings, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

REPORT OF COMPENSATION COMMITTEE AND STOCK BENEFIT COMMITTEE

   The Compensation Committee of the Board of Directors sets the base salary of the Company's executive officers and approves individual bonuses for executive officers. The Stock Benefit Committee of the Board of Directors administers the Company's 1992 Stock Option Plan under which grants may be made to executive officers and others. The following is a summary of policies of the Compensation Committee and Stock Benefit Committee that affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

   GENERAL COMPENSATION POLICY. The Compensation Committee and Stock Benefit Committee's overall policies with respect to executive officers is to offer competitive compensation opportunities for such persons based upon their personal performance, the financial performance of the Company and their contribution to that performance. Each executive officer's compensation package is comprised of three elements: (i) base salary that reflects individual performance and is designed primarily to be competitive with salary levels in the industry, (ii) stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders, and (iii) for executive officers in the sales and marketing functions, and for other executive officers in certain other circumstances, annual or quarterly cash bonuses related to the performance of the Company for such executive officer's functional area. In addition, from time the time the Company has forgiven certain debt obligations of executive officers to the Company.

   FACTORS. Several important factors considered in establishing the components of each executive officer's compensation package for the 1996 fiscal year are summarized below. Additional factors were taken into account to a lesser degree. The Compensation Committee and Stock Benefit Committee may in their discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years. However, it is presently contemplated that all compensation decisions will be designed to further the overall compensation policy described above.

   o BASE SALARY. The base salary for each executive officer is set on the basis of personal performance, the salary levels in effect for comparable positions in similarly situated companies within the semiconductor industry, and internal comparability considerations. The Compensation Committee believes that the Company's most direct competitors for executive talent are not limited to the companies that the Company would use in a comparison for shareholder returns. Therefore, the compensation comparison group is not the same as the industry group index used in the section "Comparison of Stockholder Return," below.

   o STOCK-BASED INCENTIVE COMPENSATION. The Stock Benefit Committee approves periodic grants of stock options to each of the Company's executive officers and others under the Company's 1992 Stock Option Plan. The grants are designed to align the interests of the optionees with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Moreover, vesting schedules (historically four or five years from the date of grant) encourage a long-term commitment to the Company by its executive officers and other optionees. Each grant generally allows the optionee to acquire shares of the Company's Common Stock at a fixed price per share (the fair market value on the grant date) over a specified period of time (historically, up to one year after full vesting), thus providing a return to the optionee only if the market price of the shares appreciates over the option term. The size of the option grant to each optionee is set at a level that the Stock Benefit Committee deems appropriate in order to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but also takes into account the individual's potential for future responsibility and promotion over the option vesting period, and the individual's performance in recent periods. The Stock Benefit Committee periodically reviews the number of shares owned by, or subject to options held by, each executive officer, and additional awards are considered based upon past performance of the executive officer.

   o ANNUAL OR QUARTERLY CASH BONUSES. Other than with respect to executive officers engaged in the sales and marketing functions, the Company historically has not had a formal cash bonus program for executive officers, although cash bonuses have been paid from time to time in the past to selected executive officers in recognition of superior individual performance. For fiscal 1996, Messrs. Agrawal and Richards received bonuses based upon the Company's achievement of certain sales milestones. None of the other executive officers of the Company earned bonuses during fiscal 1996.

   CEO COMPENSATION. In setting the compensation payable during fiscal 1996 to the Company's Chief Executive Officer, N. Damodar Reddy, the Compensation Committee used the same factors described above for the executive officers. Mr. Reddy was not issued any stock-based incentive compensation and did not earn a bonus during fiscal 1996.

   Submitted by the Compensation Committee and the Stock Benefit Committee of the Company's Board of Directors:

Compensation Committee                       Stock Benefit Committee

N. Damodar Reddy, Chairman                   Jon B. Minnis, Chairman
Jon B. Minnis, Member                        Sanford L. Kane, Member
Sanford L. Kane, Member


STOCK BENEFIT COMMITTEE REPORT ON REPRICED OPTIONS

   In January 1996, the Stock Benefit Committee determined that it was in the best interests of the Company to offer to cancel and replace the then-existing stock option grants to the optionees with exercise prices in excess of the then-current fair market value of the Company's Common Stock. Given the substantial decline in fair market value of the Company's Common Stock in the months leading up to January 1996, and the fact that many of the Company's employees had commenced work at the Company during those months, a large number of the Company's employees held stock option grants, before the repricing, with exercise prices substantially in excess of the fair market value of the Company's Common Stock in January 1996.

   The  objectives  of the  Company's  1992 Stock Option Plan (the "Stock Option
Plan") are to promote the interests of the Company by providing employees, officers, directors, and certain consultants, independent contractors and advisors an incentive to acquire a proprietary interest in the Company and to render or continue to render services to the Company. It was the view of the Stock Benefit Committee that stock options outstanding at that time with exercise prices substantially above the then-current fair market value of the Company's Common Stock did not provide sufficient equity incentive to the optionees. The Stock Benefit Committee thus concluded that such option grants failed to further the objectives of the Stock Option Plan, and should be canceled and replaced. In the opinion of the Stock Benefit Committee, the long-term best interests of the Company and all of its stockholders were clearly served by the retention and motivation of the optionees who remained at the Company.

   In this context, the Stock Benefit Committee decided that effective January 26, 1996 (the "Grant Date"), the optionees who remained at the Company and held stock options with exercise prices in excess of the fair market value of the Company's Common Stock as of the Grant Date could receive a one-for-one replacement of their then-existing unexercised stock options with a new exercise price of $10.625 per share, the fair market value of the Company's Common Stock as of the Grant Date. The new lower-priced options had the same term as the original options, but were subject to a delayed exercise schedule as follows: no options could be exercised until July 26, 1996, after which time, the original exercise schedule would resume. Certain other terms of the new options were different from the old; for example, the new options must be exercised, if at all, within a shorter period of time following an optionee's cessation of employment. It is the opinion of the Stock Benefit Committee that the repricing program furthered the objectives of building employee morale and providing strengthened incentives for the Company's optionees. The Stock Benefit Committee notes that since the repricing, the fair market value of the Company's Common Stock has declined from the exercise price of the repriced options.

   Submitted by the Stock Benefit Committee of the Company's Board of Directors:

                                        Jon B. Minnis, Chairman
                                        Sanford L. Kane, Member

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

   The Company presently has no employment contracts, plans or arrangements in effect for executive officers in connection with their resignation, retirement or termination of employment or following a change in control or ownership of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The members of the Compensation  Committee,  are Messrs. Sanford L. Kane, Jon
B. Minnis and N. Damodar Reddy. The members of the Stock Benefit Committee are Messrs. Kane and Minnis. Neither Mr. Kane nor Mr. Minnis was at any time during fiscal 1996 or any other time an officer or employee of the Company. Mr. Reddy has been President and Chief Executive Officer of the Company, and Chairman of the Company's Board of Directors, since the Company's founding in 1985.

                        COMPARISON OF STOCKHOLDER RETURN

   Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this section entitled "Comparison of Stockholder Return" shall not be incorporated by reference into any such filings or into any future filings, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.


   The graph below compares the cumulative  stockholder  return on the Company's
Common Stock from the date of the Company's  initial public  offering  (November
30,  1993) to March 30,  1996 with the  cumulative  return on the  Nasdaq  Stock
Market (U.S.) Index and the Nasdaq Electronic Component Stock Index over the same period (assuming the investment of $100 in the Company's Common Stock and in each of the indexes on November 30, 1993 and reinvestment of all dividends).

[The following description data is supplied in accordance with Rule 304(d) of Regulation S-T]

                     COMPARISON OF CUMULATIVE TOTAL RETURN


- ------------------------------------------------------------------------------------------------------------------------------------
                        11/30/93  12/31/93  3/31/94   6/30/94   9/30/94   12/30/94   3/31/95   6/30/95   9/30/95   12/31/95  3/31/96
                        --------  --------  -------   -------   -------   --------   -------   -------   -------   --------  -------

Alliance Semiconductor       100     128.1    159.4     137.5     284.4      390.6     796.9     918.8   1,118.0      327.0    270.7
Corporation
- ------------------------------------------------------------------------------------------------------------------------------------
Nasdaq Stock Market (U.S)    100     102.8     98.5      93.9     101.6      100.5     109.5     125.3     140.4      142.1    148.7
Index
- ------------------------------------------------------------------------------------------------------------------------------------
Nasdaq Electronic            100     102.7    108.6      97.9     109.1      113.5     142.0     201.9     217.5      187.9    186.8
Component Stock Index
- ------------------------------------------------------------------------------------------------------------------------------------


                                  SECTION 16(a)
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock ("10% Stockholders"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership on a Form 3 and reports of changes in ownership of Common Stock and other equity securities of the Company on a Form 4 or Form 5. Officers, directors and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal 1996 all Section 16(a) filing requirements applicable to its officers, directors, and 10% Stockholders were complied with, except that C.N. Reddy timely filed one Form 5 reporting a transaction that should have been reported timely on a Form 4, and Phil Richards filed his initial report on Form 3 approximately one month late.

                              STOCKHOLDER PROPOSALS

   Stockholder proposals that are intended to be presented at the Company's 1997 Annual Meeting of Shareholders must be received by the Company no later than April 23, 1997.

                                OTHER BUSINESS

   The Board of Directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of such meeting. As to any business that may properly come before the Annual Meeting, or any adjournment thereof, however, it is intended that Proxies, in the form enclosed, will be voted in accordance with the judgment of the persons voting such Proxies.


   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                        By Order of the Board of Directors

                                        /s/ C.N. REDDY

                                        C.N. REDDY
                                        Senior Vice President--Engineering and
                                        Operations, and Secretary

                                                                      APPENDIX A


PROXY                  ALLIANCE SEMICONDUCTOR CORPORATION                 PROXY
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 19, 1996

  THIS PROXY IS SOLICITED ON BEHALF OF ALLIANCE SEMICONDUCTOR CORPORATION'S
                               BOARD OF DIRECTORS

   The undersigned hereby appoints N. Damodar Reddy and C.N. Reddy, or either of them, each with power of substitution and revocation thereof, to represent the undersigned at the Annual Meeting of Stockholders of Alliance Semiconductor Corporation (the "Company") to be held at 3099 North First Street, San Jose, California, on Thursday, September 19, 1996 at 10:00 a.m., and any adjournments thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting as directed on the reverse side of this proxy.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS PROXY. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE FOUR NOMINEES FOR ELECTION AND FOR PROPOSALS 2 AND 3. In their discretion, the proxy holders named above are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission. The Board of Directors recommends a vote for election of each of the four nominees and for Proposals 2 and 3. The undersigned hereby acknowledges receipt of: (a) the Notice of Annual Meeting of Stockholders of the Company; (b) the accompanying Proxy Statement; and (c) the Annual Report to Stockholders for the fiscal year ended March 30, 1996.

                         (CONTINUED ON THE OTHER SIDE)

- --------------------------------------------------------------------------------

                                                           [  X  ]  Please mark
                                                                     your votes
                                                                      as this


                                                                 WITHHOLD
1. ELECTION OF DIRECTORS                           FOR*          FOR ALL
   (The Board recommends a vote "FOR"            [      ]        [      ]
   all nominees listed below)

   For all nominees listed below
   (except as marked to the contrary).

   WITHHOLD AUTHORITY to vote for all nominees listed below.

   Sanford L. Kane, Jon B. Minnis, C.N. Reddy and N. Damodar Reddy

   (Instruction to withhold authority to vote for any individual nominee, strike through the nominee's name above)

   I PLAN TO ATTEND THE MEETING         [      ]

2. APPROVAL OF  ADOPTION OF THE  COMPANY'S       FOR       AGAINST     ABSTAIN
   1996  EMPLOYEE   STOCK   PURCHASE  PLAN      [      ]   [      ]     [      ]
   AND  THE   RESERVATION   FOR   ISSUANCE
   THEREUNDER  OF AN  AGGREGATE OF 750,000
   SHARES  OF  COMMON  STOCK.   (The Board
   recommends a vote "FOR")

3. RATIFICATION   OF  SELECTION  OF  PRICE       FOR       AGAINST     ABSTAIN
   WATERHOUSE AS THE COMPANY'S INDEPENDENT     [      ]   [      ]     [      ]
   ACCOUNTANTS  (The  Board  recommends  a
   vote "FOR").

Please sign exactly as your name(s) appears on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors or administrators or other fiduciaries who execute the above proxy for a deceased shareholder should give their full title. Please date this proxy.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

Signature(s)__________________________________________   Dated:___________, 1996

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- --------------------------------------------------------------------------------

                              [GRAPHIC OMITTED](R)

                       ALLIANCE SEMICONDUCTOR CORPORATION

                        1996 EMPLOYEE STOCK PURCHASE PLAN



         The following constitute the provisions of the 1996 Employee Stock Purchase Plan (the "Plan") of Alliance Semiconductor Corporation, a Delaware corporation with its principal offices at 3099 North First Street, San Jose, California 95134 (the "Company").

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.  Definitions.

             (a)  "Board" shall mean the Board of Directors of the Company.

             (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

             (c)  "Common Stock" shall mean the Common Stock of the Company.

             (d) "Company" shall mean Alliance Semiconductor Corporation, a Delaware corporation.

             (e) "Compensation" shall mean all regular straight time gross earnings and commissions, and shall not include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

             (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

             (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

             (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

             (i) "Employee" shall mean any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

             (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

             (k) "Purchase Date" shall mean the last day of each Purchase Period of the Plan.

             (l) "Offering Date" shall mean the first business day of each Offering Period of the Plan.

             (m) "Offering Period" shall mean a period of twelve (12) months commencing on February 16 and August 16 of each year, except for the first Offering Period as set forth in Section 4(a).

             (n) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

             (o)  "Plan" shall mean this Employee Stock Purchase Plan.

             (p) "Purchase Period" shall mean a period of six (6) months within an Offering Period, except for the first Purchase Period as set forth in Section 4(b).

             (q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3.   Eligibility.

             (a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

             (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4.   Offering Periods and Purchase Periods.

             (a) Offering Periods. The Plan shall be implemented by a series of Offering Periods of twelve (12) months' duration, with new Offering Periods commencing on or about February 16 and August 16 of each year (or at such other time or times as may be determined by the Board of Directors). The first Offering Period shall commence on October 1, 1996 and continue until August 15, 1997. The Plan shall continue until terminated in accordance with Section 20 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. Eligible employees may not participate in more than one Offering Period at a time.

             (b) Purchase Periods. Each Offering Period shall consist of two (2) consecutive purchase periods of six (6) months duration. The last day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. A
Purchase  Period  commencing on February 16 1 shall end on the next August 15. A
Purchase Period commencing on August 16 shall end on the next February 15. The first Purchase Period shall commence on October 1, 1996 and shall end on February 15, 1997. The Board of Directors of the Company shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Purchase Period to be affected.

         5.   Participation.

             (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office at least five (5) business days prior to the first business day of the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than one percent (1%) and not more than ten percent (10%)) to be paid as Contributions pursuant to the Plan.

             (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

         6.   Method of Payment of Contributions.

                  (a) The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such participant's Compensation on each such payday. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

             (b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement. The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month

             (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall re-commence at the rate provided in such participant's subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

         7.   Grant of Option.

             (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date; provided, however, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $25,000 by the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b).

             (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Purchase Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Purchase Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Purchase Period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be carried over to the next Purchase Period if the Employee continues to participate in the Plan, or if the Employee does not continue to participate, shall be returned to said participant.

         10. Voluntary Withdrawal; Termination of Employment.

             (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan (and not previously used for the exercise of options pursuant to Section 8) at any time prior to each Purchase Date by giving written notice to the Company. All of the participant's Contributions credited to his or her account under the Plan (and not previously used for the exercise of options pursuant to Section 8) will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

             (b) Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account under the Plan (and not previously used for the exercise of options pursuant to Section 8) will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and his or her option will be automatically terminated.

             (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option will be automatically terminated.

             (d) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

         11. Automatic Withdrawal. If the fair market value of the shares on the first Purchase Date of an Offering Period is less than the fair market value of the shares on the Offering Date for such Offering Period, then every participant shall automatically (i) be withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of shares for such Purchase Period, and (ii) be enrolled in the Offering Period commencing on the first business day subsequent to such Purchase Period.

         12. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

         13. Stock.

             (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be seven hundred and fifty thousand (750,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

             (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

             (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         14. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of
Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder (or any successor provisions thereto).

         15. Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         16. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

         17. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

         18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Purchase Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         19. Adjustments Upon Changes in Capitalization; Corporate Transactions.

             (a) Adjustment. Subject to any required action by the stockholders of the Company, (1) the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, (2) the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, and (3) the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), each shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to (x) the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, (y) the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, or (z) the Reserves.

             (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         20. Amendment or Termination.

             (a) The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Section 19, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 or any successor provision promulgated under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

             (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         21 Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under each of the foregoing, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. Term of Plan; Effective Date. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 20.

         24. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the

Exchange Act shall comply with the applicable provisions of Rule 16b-3 promulgated thereunder (or any successor provision thereto). This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                              [GRAPHIC OMITTED](R)


                       ALLIANCE SEMICONDUCTOR CORPORATION

                        1996 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT




                                                             New Election ______
                                                       Change of Election ______


         1. I, ________________________, hereby elect to participate in the 1996
Employee Stock Purchase Plan (the "Plan") of Alliance Semiconductor Corporation (the "Company") for the Offering Period ______________, 19__ to _______________,
19__, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

         2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than one per cent (1% ) and not more than ten per cent (10%) of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

         3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Paragraph 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose. I further understand that no interest shall accrue or be paid on the amounts in my account under the Plan.

         4. I understand that I may discontinue at any time prior to the Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that I can decrease the rate of my Contributions on one occasion only during any Offering Period by completing and filing a new Subscription Agreement with such decrease taking effect as of the beginning of the calendar month following the date of filing of the new Subscription Agreement, if filed at least ten (10) business days prior to the beginning of such month. Further, I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 10 of the Plan, my election will continue to be effective for each successive Offering Period.

         5. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "Alliance Semiconductor Corporation 1996 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

         6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

                                            ------------------------------------

                                            ------------------------------------

         7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:


NAME:  (Please print)                      _____________________________________
                                           (First)        (Middle)        (Last)

- --------------------                       -------------------------------------
(Relationship)                                           (Address)
                                           -------------------------------------

         8. I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within one (1) year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         9. If I dispose of such shares at any time after expiration of both the 2-year and 1-year holding periods referenced in Paragraph 8 above, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (b) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         10. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of Common Stock I receive pursuant to the Plan, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

         11. I understand that the above tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

         12. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

         13. Restriction on Exercise. This option to purchase Common Stock pursuant to the Plan may not be exercised unless such exercise is in compliance with the Securities Act of 1933 and all applicable state securities laws as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. I understand that the Company is under no obligation to register, qualify or list the Common Stock reserved for issuance under the Plan with the Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

         14. No Right to Employment. Nothing in the Plan or in this Subscription Agreement shall confer on me any right to continue in the employ of, or other relationship with, the Company or with any parent, subsidiary or affiliate of the Company or limit in any way the right of the Company or of any parent, subsidiary or affiliate of the Company to terminate my employment or other relationship at any time, with or without cause.

         15. Interpretation. Any dispute regarding the interpretation of this Subscription Agreement shall be submitted by me or the Company to the Company's Board of Directors (or the committee named by the board to administer the Plan) (the "Committee") for review. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and on me.

         16. Privileges of Stock Ownership. I understand that I shall not have any of the rights of a stockholder with respect to any Common Stock pursuant to the Plan until I exercise the option pursuant to Section 8 of the Plan and pay the exercise price thereof.

         17. Successors and Assigns. The Company may assign any of its rights under this Subscription Agreement. This Subscription Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan, this Subscription Agreement shall be binding upon me and my heirs, executors, administrators, legal representatives, successors and assigns.

         18. Entire Agreement. The Plan is incorporated herein by this reference. This Subscription Agreement and the Plan (the "Agreements") constitute the entire agreement of the Company and myself and supersede all prior undertakings and agreements, oral or written, with respect to the subject matter hereof. The Agreements may not be contradicted by evidence of any prior or contemporaneous agreement. To the extent that the policies and procedures of the Company apply to me and are inconsistent with the terms of the Agreements, the provisions of the Agreements shall control.

         19. Amendments; Waivers. This Subscription Agreement may not be modified, amended, or terminated except by an instrument in writing, signed by the Company and myself. No failure to exercise and no delay in exercising any right, remedy, or power under this Subscription Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power under this Subscription Agreement preclude any other or further exercise thereof, or the exercise of any other right, remedy, or power provided herein or by law or in equity.

         20. Severability; Enforcement. If a court or arbitrator holds any provision of this Subscription Agreement to be invalid, unenforceable, or void, the remainder of this Subscription Agreement shall remain in full force and effect.

         21. Attorneys' Fees and Costs. In any legal action, arbitration, or other proceeding brought to enforce or interpret the terms of this Subscription Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs.

         22. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the law of the State of California, without reference to that body of law concerning choice of law or conflicts of law, except that the General Corporation Law of Delaware ("GCLD") shall apply to all matters governed by the GCLD, including without limitation matters concerning the validity of grants of stock options and actions of the Company's board of directors or any committee thereof.

         23. Action by the Company. All actions required or permitted to be taken under this Subscription Agreement by the Company, including without limitation, exercise of discretion, consents, waivers, and amendments to this Subscription Agreement, shall be made and authorized only by the President or by his or her representative specifically authorized to fulfill these obligations under this Subscription Agreement.

         24. Notices. All notices required or permitted by this Subscription Agreement must be in writing and shall be deemed to have been duly given if delivered by hand; mailed, postage prepaid, by certified or registered mail, return receipt requested; or deposited with any return receipt express courier, prepaid; and addressed to me at the address listed above or to the Company at: Alliance Semiconductor Corporation, 3099 North First Street, San Jose, California 95134, Attn: General Counsel. I shall timely notify the Company in writing of any change in my address. Notice of change of address shall be effective only when done in accordance with this Paragraph 24. All notices shall be deemed to have been given or delivered upon: personal delivery; three days after deposit in the United States mail by certified or registered mail, return receipt requested; or one business day after deposit with any return receipt express courier (prepaid).


                                   Acceptance

         I hereby acknowledge: I have received a copy of the Plan and Subscription Agreement; I have had the opportunity to consult legal counsel in regard to the Plan and Subscription Agreement, and have availed myself of that opportunity to the extent I wish to do so; I have read and understand the Plan and Subscription Agreement, and am fully aware of the legal effect of each; I have entered into this Subscription Agreement freely and voluntarily and based on my own judgment and not on any representations or promises other than those contained in the Plan and Subscription Agreement; and I have entered into this Subscription Agreement subject to all the terms and conditions of the Plan and this Subscription Agreement.

         I acknowledge that there may be adverse tax consequences upon exercise of any option exercised pursuant to the Plan and Subscription Agreement, or pursuant to the disposition of any shares acquired thereby, and that I should consult a tax adviser prior to any such exercise or disposition.


SIGNATURE: ______________________________________

SOCIAL SECURITY #: ______________________________

DATE: ___________________________________________


SPOUSE'S SIGNATURE (necessary
if beneficiary is not spouse):


- -------------------------------------------------
(Signature)


- -------------------------------------------------
(Print name)

                              [GRAPHIC OMITTED](R)


                       ALLIANCE SEMICONDUCTOR CORPORATION

                        1996 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL


         I,   __________________________,    hereby   elect   to   withdraw   my
participation in the 1996 Employee Stock Purchase Plan (the "Plan") of Alliance Semiconductor Corporation (the "Company") for the Offering Period commencing ______________________. This withdrawal covers all Contributions credited to my account (and not already used for the purchase of options pursuant to the Plan) and is effective on the date designated below.

         I understand that all Contributions credited to my account (and not already used for the purchase of options pursuant to the Plan) will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.

         I further understand and agree that I shall be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription Agreement.



Dated:___________________                     __________________________________
                                              Signature of Employee



                                              __________________________________
                                              Social Security Number